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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 12, 2005

                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in this charter)

          Delaware                      001-13437                 20-2428299
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

        27500 Riverview Center Blvd., Suite 400, Bonita Springs, FL 34134
              (Address of Principal Executive Offices and Zip Code)

       Registrant's Telephone Number, including area code: (239) 949-4450

                                 Not applicable
          (Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 12, 2005, Source Interlink Companies, Inc. issued a press release announcing financial results for its third fiscal quarter ended October 31, 2005. Also, on December 12, 2005, the registrant held its third quarter earnings conference call. The press release and transcript of the third quarter earnings conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. Pursuant to General Instruction B.2 of Form 8-K, the information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 7.01 - REGULATION FD DISCLOSURE

     The text under Item 2.02 above is hereby incorporated by reference into this Item 7.01.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 December 12, 2005 Press Release of Source Interlink Companies, Inc.

99.2 Transcript of Conference Call held December 12, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 13, 2005

                                        SOURCE INTERLINK COMPANIES, INC.


                                        By: /s/ Marc Fierman
                                            ------------------------------------
                                            Marc Fierman
                                            Executive Vice President and Chief
                                            Financial Officer

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                                  EXHIBIT INDEX

99.1 December 12, 2005 Press Release of Source Interlink Companies, Inc.

99.2 Transcript of Conference Call held December 12, 2005